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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2001


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)




   New York                          1-892                        34-0252680
(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000



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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)     Financial Statements of Businesses Acquired.

                  None.

          (b)     Pro Forma Financial Information.

                  None.

          (c)     Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company Press Release dated February 28, 2001 titled "BFGoodrich Completes Performance Materials Sale" (furnished pursuant to Item 9 of Form 8-K).


ITEM 9.  REGULATION FD DISCLOSURE

         On February 28, 2001, The B.F.Goodrich Company issued a press release announcing that it had completed the sale of its Performance Materials segment to an investor group led by AEA Investors, Inc. The press release includes information regarding the expected use of proceeds from the sale, as well as information regarding the Company's expectations for 2001 earnings and free cash flow. A copy of the press release is included as Exhibit 99.1 hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE B.F.GOODRICH COMPANY
                                          (Registrant)


Date:  March 1, 2001                      By:   /s/ Kenneth L. Wagner
                                                ---------------------------
                                                Kenneth L. Wagner
                                                Assistant Secretary